                                                                    EXHIBIT 99.0
MATTEL, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

CONTINUING OPERATIONS - PRO FORMA BEFORE CHARGES AND AMORTIZATION OF GOODWILL

                                                                     1999
                                                 ---------------------------------------------
(In millions, except per share amts)                1 Qtr       2 Qtr        3 Qtr      4 Qtr
------------------------------------             --------   ---------    ---------   ---------
    Key P&L Data:
    ------------
    Net Sales                                    $  676.0   $   791.5    $ 1,557.4   $ 1,477.8

    Gross Margin                                 $  300.1   $   343.4    $   744.5   $   679.2
      % of Net Sales                                 44.4%       43.4%        47.8%       46.0%

    Advertising                                  $   75.9   $    80.6    $   185.3   $   227.9
      % of Net Sales                                 11.2%       10.2%        11.9%       15.4%

    SG&A                                         $  201.5   $   198.5    $   204.7   $   263.2
      % of Net Sales                                 29.8%       25.1%        13.1%       17.8%

    Operating Income                             $   19.2   $    62.0    $   354.6   $   193.9
      % of Net Sales                                  2.9%        7.8%        22.8%       13.1%

    Net Inc/(Loss) Before Charges                $   (4.1)  $    25.0    $   232.0   $   109.8
      % of Net Sales                                 -0.6%        3.2%        14.9%        7.4%

    EPS Before Charges - Diluted                 $  (0.02)  $    0.06    $    0.54   $    0.26

    Avg. Number of Common Shares - Diluted          396.5       409.0        429.5       426.5

    Key Balance Sheet Data:
    -----------------------
    Accounts Receivable, Net                     $  855.9   $ 1,064.1    $ 1,684.1   $ 1,002.0
      Days of Sales Outstanding (DSO)                  98         113           90          56

    Inventories                                  $  562.0   $   615.2    $   640.9   $   436.3
      Days of Supply (DOS)                            104          69           73         101

    Total Debt Outstanding                       $1,276.3   $ 1,675.3    $ 1,961.8   $ 1,355.6
      Total Debt-to-Total Capitalization             37.5%       46.8%        49.5%       40.9%

    Worldwide Gross Sales:
    ----------------------
    Girls                                        $  314.6   $   348.6    $   683.5   $   677.6
      % As Reported
      % Local Currency

    Boys/Entertainment                           $  176.6   $   193.1    $   415.0   $   415.5
      % As Reported
      % Local Currency

    Infant & Preschool                           $  236.5   $   304.4    $   570.7   $   522.2
      % As Reported
      % Local Currency

    Total Company                                $  737.5   $   854.9    $ 1,686.2   $ 1,618.0
      % As Reported
      % Local Currency
                                                                     2000
                                                 ---------------------------------------------
(In millions, except per share amts)               1 Qtr       2 Qtr        3 Qtr      4 Qtr
------------------------------------             --------   ---------    ---------   ---------
    Key P&L Data:
    -------------
    Net Sales                                    $   679.6   $   803.0    $1,549.6   $ 1,533.3

    Gross Margin                                 $   299.9   $   348.3    $  703.7   $   719.9
      % of Net Sales                                  44.1%       43.4%       45.4%       47.0%

    Advertising                                  $    76.8   $    83.0    $  186.5   $   227.2
      % of Net Sales                                  11.3%       10.3%       12.0%       14.8%

    SG&A                                         $   201.1   $   218.7    $  222.6   $   265.6
      % of Net Sales                                  29.6%       27.3%       14.4%       17.3%

    Operating Income                             $    27.1   $    54.3    $  294.8   $   228.4
      % of Net Sales                                   4.0%        6.8%       19.0%       14.9%

    Net Inc/(Loss) Before Charges                $     2.0   $    13.4    $  183.4   $   129.7
      % of Net Sales                                   0.3%        1.7%       11.8%        8.5%

    EPS Before Charges - Diluted                 $    0.01   $    0.03    $   0.43   $    0.30

    Avg. Number of Common Shares - Diluted           425.5       427.8       426.9       428.5

    Key Balance Sheet Data:
    -----------------------
    Accounts Receivable, Net                     $   897.2   $ 1,057.4    $1,456.3   $   839.6
      Days of Sales Outstanding (DSO)                   99         113          78          45

    Inventories                                  $   522.3   $   633.5    $  655.7   $   489.7
      Days of Supply (DOS)                              97          74          73         106

    Total Debt Outstanding                       $ 1,834.2   $ 2,105.4    $2,013.2   $ 1,501.5
      Total Debt-to-Total Capitalization              51.3%       55.4%       60.6%       51.7%

    Worldwide Gross Sales:
    ----------------------
    Girls                                        $   317.0   $   355.7    $  702.6   $   754.9
      % As Reported                                      1%          2%          3%         11%
      % Local Currency                                   3%          5%          6%         15%

    Boys/Entertainment                           $   180.1   $   202.1    $  404.3   $   409.2
      % As Reported                                      2%          5%         -3%         -2%
      % Local Currency                                   3%          4%          0%          3%

    Infant & Preschool                           $   243.0   $   306.1    $  562.0   $   525.3
      % As Reported                                      3%          1%         -2%          1%
      % Local Currency                                   4%          2%          0%          5%

    Total Company                                $   740.0   $   870.7    $1,677.7   $ 1,693.3
      % As Reported                                      0%          2%         -1%          5%
      % Local Currency                                   2%          4%          2%          8%
                                                                     2001
                                                 ---------------------------------------------
(In millions, except per share amts)               1 Qtr       2 Qtr        3 Qtr      4 Qtr
------------------------------------             --------   ---------    ---------   ---------
    Key P&L Data:
    -------------
    Net Sales                                    $   715.2   $   836.2   $ 1,575.3   $ 1,561.2

    Gross Margin                                 $   316.6   $   367.6   $   745.5   $   747.4
      % of Net Sales                                  44.3%       44.0%       47.3%       47.9%

    Advertising                                  $    79.4   $    84.9   $   174.9  $    204.0
      % of Net Sales                                  11.1%       10.2%       11.1%       13.1%

    SG&A                                         $   205.2   $   214.3   $   230.3       284.8
      % of Net Sales                                  28.7%       25.6%       14.6%       18.2%

    Operating Income                             $    29.7   $    65.1   $   337.8  $    254.3
      % of Net Sales                                   4.2%        7.8%       21.4%       16.3%

    Net Inc/(Loss) Before Charges                $    (3.8)  $    18.5   $   216.7  $    154.9
      % of Net Sales                                  -0.5%        2.2%       13.8%        9.9%

    EPS Before Charges - Diluted                 $   (0.01)  $    0.04   $    0.50   $    0.35

    Avg. Number of Common Shares - Diluted           429.9       430.9       436.3       437.5

    Key Balance Sheet Data:
    -----------------------
    Accounts Receivable, Net                     $   890.8   $   947.8   $ 1,591.4   $   696.6
      Days of Sales Outstanding (DSO)                   96          94          84          37

    Inventories                                  $   574.0   $   692.8   $   739.7   $   487.5
      Days of Supply (DOS)                              98          73          77         107

    Total Debt Outstanding                       $ 1,777.9   $ 1,873.8   $ 2,001.2   $ 1,269.1
      Total Debt-to-Total Capitalization              55.9%       57.1%       55.4%       42.2%

    Worldwide Gross Sales:
    ----------------------
    Girls                                        $   338.0   $   379.5   $   710.4   $   765.3
      % As Reported                                      7%          7%          1%          1%
      % Local Currency                                   9%          8%          2%          1%

    Boys/Entertainment                           $   195.5   $   219.8    $  423.2   $   430.6
      % As Reported                                      9%          9%          5%          5%
      % Local Currency                                  11%         10%          6%          5%

    Infant & Preschool                           $   243.1   $   316.8    $  578.8   $   482.6
      % As Reported                                      0%          4%          3%         -8%
      % Local Currency                                   2%          5%          3%         -9%

    Total Company                                $   780.4   $   919.5    $1,713.4   $ 1,690.8
      % As Reported                                      6%          6%          2%          0%
      % Local Currency                                   7%          7%          3%          0%

MATTEL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
BEFORE CHARGES AND AMORTIZATION OF GOODWILL

                                                                                         1 9 9 9
                                                      ----------------------------------------------------------------------------
                                                        1st Quarter         2nd Quarter         3rd Quarter          4th Quarter
                                                      ---------------    ---------------    -----------------    -----------------
                                                                % Net              % Net                % Net                % Net
(In millions, except per share amounts)                $ Amt    Sales     $ Amt    Sales      $ Amt     Sales      $ Amt     Sales
---------------------------------------               ------    -----    ------    -----    --------    -----    --------    -----
Net Sales                                             $676.0             $791.5             $1,557.4             $1,477.8
   Cost of sales                                       375.9    55.6%     448.1    56.6%       812.9    52.2%       798.6    54.0%
                                                      ------             ------             --------             --------
Gross Profit                                           300.1    44.4%     343.4    43.4%       744.5    47.8%       679.2    46.0%
   Advertising and promotion expenses                   75.9    11.2%      80.6    10.2%       185.3    11.9%       227.9    15.4%
   Other selling and administrative expenses           201.5    29.8%     198.5    25.1%       204.7    13.1%       263.2    17.8%
   Other expense (income), net                           2.2     0.3%       1.0     0.1%        (1.4)   -0.1%        (7.1)   -0.4%
                                                      ------             ------             --------             --------
Operating Income Before Amortization                    20.5     3.1%      63.3     8.0%       355.9    22.9%       195.2    13.2%
   Amortization of other intangibles                     1.3     0.2%       1.3     0.2%         1.3     0.1%         1.3     0.1%
                                                      ------             ------             --------             --------
Operating Income                                        19.2     2.9%      62.0     7.8%       354.6    22.8%       193.9    13.1%
   Interest expense                                     24.9     3.7%      27.6     3.5%        36.0     2.3%        43.1     2.9%
                                                      ------             ------             --------             --------
Income Before Income Taxes                              (5.7)   -0.8%      34.4     4.3%       318.6    20.5%       150.8    10.2%
   Provision for income taxes                           (1.6)               9.4                 86.6                 41.0
                                                      ------             ------             --------             --------
Income From Continuing Operations                     $ (4.1)   -0.6%    $ 25.0     3.2%    $  232.0    14.9%    $  109.8     7.4%
                                                      ======             ======             ========             ========
Effective Tax Rate                                      27.2%              27.2%                27.2%                27.2%
Basic Income per Share from Continuing Operations     $(0.02)            $ 0.06             $   0.55             $   0.26
 Avg. Number of Common Shares Outstanding - Basic      396.5              409.0                425.1                425.7
Diluted Income per Share from Continuing Operations   $(0.02)            $ 0.06             $   0.54             $   0.26
 Avg. Number of Common Shares Outstanding - Diluted    396.5              409.0                429.5                426.5

                                                                                         2 0 0 0
                                                      ----------------------------------------------------------------------------
                                                        1st Quarter         2nd Quarter         3rd Quarter          4th Quarter
                                                      ---------------    ---------------    -----------------    -----------------
                                                                % Net              % Net                % Net                % Net
(In millions, except per share amounts)                $ Amt    Sales     $ Amt    Sales      $ Amt     Sales      $ Amt     Sales
---------------------------------------               ------    -----    ------    -----    --------    -----    --------    -----
Net Sales                                             $679.6             $803.0             $1,549.6             $1,533.3
   Cost of sales                                       379.7    55.9%     454.7    56.6%       845.9    54.6%       813.4    53.0%
                                                      ------             ------             --------             --------
Gross Profit                                           299.9    44.1%     348.3    43.4%       703.7    45.4%       719.9    47.0%
   Advertising and promotion expenses                   76.8    11.3%      83.0    10.3%       186.5    12.0%       227.2    14.8%
   Other selling and administrative expenses           201.1    29.6%     218.7    27.3%       222.6    14.4%       265.6    17.3%
   Other expense (income), net                          (6.4)   -1.0%      (9.0)   -1.1%        (1.4)   -0.1%        (2.5)   -0.1%
                                                      ------             ------             --------             --------
Operating Income Before Amortization                    28.4     4.2%      55.6     6.9%       296.0    19.1%       229.6    15.0%
   Amortization of other intangibles                     1.3     0.2%       1.3     0.1%         1.2     0.1%         1.2     0.1%
                                                      ------             ------             --------             --------
Operating Income                                        27.1     4.0%      54.3     6.8%       294.8    19.0%       228.4    14.9%
   Interest expense                                     24.4     3.6%      35.9     4.5%        42.6     2.7%        50.1     3.3%
                                                      ------             ------             --------             --------
Income Before Income Taxes                               2.7     0.4%      18.4     2.3%       252.2    16.3%       178.3    11.6%
   Provision for income taxes                            0.7                5.0                 68.8                 48.6
                                                      ------             ------             --------             --------
Income From Continuing Operations                     $  2.0     0.3%    $ 13.4     1.7%    $  183.4    11.8%    $  129.7     8.5%
                                                      ======             ======             ========             ========
Effective Tax Rate                                      27.3%              27.3%                27.3%                27.3%
Basic Income per Share from Continuing Operations     $ 0.01             $ 0.03             $   0.43             $   0.30
 Avg. Number of Common Shares Outstanding - Basic      425.5              425.8                426.4                426.9
Diluted Income per Share from Continuing Operations   $ 0.01             $ 0.03             $   0.43             $   0.30
 Avg. Number of Common Shares Outstanding - Diluted    425.5              427.8                426.9                428.5

                                                                                         2 0 0 1
                                                      ----------------------------------------------------------------------------
                                                        1st Quarter         2nd Quarter         3rd Quarter          4th Quarter
                                                      ---------------    ---------------    -----------------    -----------------
                                                                % Net              % Net                % Net                % Net
(In millions, except per share amounts)                $ Amt    Sales     $ Amt    Sales      $ Amt     Sales      $ Amt     Sales
---------------------------------------               ------    -----    ------    -----    --------    -----    --------    -----
Net Sales                                             $715.2             $836.2             $1,575.3             $1,561.2
   Cost of sales                                       398.6    55.7%     468.6    56.0%       829.8    52.7%       813.8    52.1%
                                                      ------             ------             --------             --------
Gross Profit                                           316.6    44.3%     367.6    44.0%       745.5    47.3%       747.4    47.9%
   Advertising and promotion expenses                   79.4    11.1%      84.9    10.2%       174.9    11.1%       204.0    13.1%
   Other selling and administrative expenses           205.2    28.7%     214.3    25.6%       230.3    14.6%       284.8    18.2%
   Other expense (income), net                           1.0     0.1%       2.1     0.3%         1.3     0.1%         3.0     0.2%
                                                      ------             ------             --------             --------
Operating Income Before Amortization                    31.0     4.4%      66.3     7.9%       339.0    21.5%       255.6    16.4%
   Amortization of other intangibles                     1.3     0.2%       1.2     0.1%         1.2     0.1%         1.3     0.1%
                                                      ------             ------             --------             --------
Operating Income                                        29.7     4.2%      65.1     7.8%       337.8    21.4%       254.3    16.3%
   Interest expense                                     34.9     4.9%      39.6     4.7%        39.5     2.5%        41.1     2.6%
                                                      ------             ------             --------             --------
Income Before Income Taxes                              (5.2)   -0.7%      25.5     3.1%       298.3    18.9%       213.2    13.7%
   Provision for income taxes                           (1.4)               7.0                 81.6                 58.3
                                                      ------             ------             --------             --------
Income From Continuing Operations                     $ (3.8)   -0.5%    $ 18.5     2.2%    $  216.7    13.8%    $  154.9     9.9%
                                                      ======             ======             ========             ========
Effective Tax Rate                                      27.4%              27.4%                27.4%                27.4%
Basic Income per Share from Continuing Operations     $(0.01)            $ 0.04             $   0.50             $   0.36
 Avg. Number of Common Shares Outstanding - Basic      429.9              430.9                431.2                431.8
Diluted Income per Share from Continuing Operations   $(0.01)            $ 0.04             $   0.50             $   0.35
 Avg. Number of Common Shares Outstanding - Diluted    429.9              430.9                436.3                437.5

================================================================================

CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                             1 9 9 9
                                                         ------------------------------------------------
(In millions)                                             At 3/31      At 6/30      At 9/30      At 12/31
-------------                                            --------     --------     --------      --------
ASSETS
   Cash and short-term investments                       $   50.2     $   53.9     $   61.2      $  247.4
   Accounts receivable, net                                 855.9      1,064.1      1,684.1       1,002.0
   Inventories                                              562.0        615.2        640.9         436.3
   Prepaid expenses and other current assets                290.2        240.6        258.5         166.2
                                                         --------     --------     --------      --------
      Total current assets                                1,758.3      1,973.8      2,644.7       1,851.9

   Property, plant and equipment, net                       733.5        710.5        702.9         724.8
   Other assets                                           1,454.9      1,453.3      1,455.2       1,635.3
   Net investment in discontinued operations                401.1        509.3        504.1         462.0
                                                         --------     --------     --------      --------
      Total Assets                                       $4,347.8     $4,646.9     $5,306.9      $4,674.0
                                                         ========     ========     ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Short-term borrowings                                 $  259.5     $  658.7     $  945.5      $  369.5
   Current portion of long-term liabilities                  33.4        133.4        133.3           3.2
   Accounts payable and accrued liabilities                 620.0        819.0      1,049.4       1,007.9
   Income taxes payable                                     175.5         90.7        131.6         184.8
                                                         --------     --------     --------      --------
      Total current liabilities                           1,088.4      1,701.8      2,259.8       1,565.4

   Long-term debt                                           983.4        883.2        883.0         982.9
   Other long-term liabilities                              148.9        158.3        158.9         163.0
   Stockholders' equity                                   2,127.1      1,903.6      2,005.2       1,962.7
                                                         --------     --------     --------      --------
      Total Liabilities and Stockholders' Equity         $4,347.8     $4,646.9     $5,306.9      $4,674.0
                                                         ========     ========     ========      ========

                                                                             2 0 0 0
                                                         ------------------------------------------------
(In millions)                                             At 3/31      At 6/30      At 9/30      At 12/31
-------------                                            --------     --------     --------      --------
ASSETS
   Cash and short-term investments                       $  214.9     $  129.7     $   95.8      $  232.4
   Accounts receivable, net                                 897.2      1,057.4      1,456.3         839.6
   Inventories                                              522.3        633.5        655.7         489.7
   Prepaid expenses and other current assets                196.8        206.7        250.4         189.8
                                                         --------     --------     --------      --------
      Total current assets                                1,831.2      2,027.3      2,458.2       1,751.5

   Property, plant and equipment, net                       693.7        678.6        662.2         647.8
   Other assets                                           1,728.9      1,716.2      1,698.5       1,902.6
   Net investment in discontinued operations                318.7        378.6         25.0          11.5
                                                         --------     --------     --------      --------
      Total Assets                                       $4,572.5     $4,800.7     $4,843.9      $4,313.4
                                                         ========     ========     ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Short-term borrowings                                 $  848.7     $1,220.2     $  737.5      $  226.4
   Current portion of long-term liabilities                   2.8          2.7          2.6          32.7
   Accounts payable and accrued liabilities                 656.8        653.4      1,307.6       1,042.4
   Income taxes payable                                     164.5        163.4         47.8         200.9
                                                         --------     --------     --------      --------
      Total current liabilities                           1,672.8      2,039.7      2,095.5       1,502.4

   Long-term debt                                           982.7        882.5      1,273.1       1,242.4
   Other long-term liabilities                              172.5        182.7        167.2         165.5
   Stockholders' equity                                   1,744.5      1,695.8      1,308.1       1,403.1
                                                         --------     --------     --------      --------
      Total Liabilities and Stockholders' Equity         $4,572.5     $4,800.7     $4,843.9      $4,313.4
                                                         ========     ========     ========      ========

                                                                             2 0 0 1
                                                         ------------------------------------------------
(In millions)                                             At 3/31      At 6/30      At 9/30      At 12/31
-------------                                            --------     --------     --------      --------
ASSETS
   Cash and short-term investments                       $   74.3     $   40.7     $   65.7      $  616.6
   Accounts receivable, net                                 890.8        947.8      1,591.4         696.6
   Inventories                                              574.0        692.8        739.7         487.5
   Prepaid expenses and other current assets                188.9        182.0        181.5         291.9
                                                         --------     --------     --------      --------
      Total current assets                                1,728.0      1,863.3      2,578.3       2,092.6

   Property, plant and equipment, net                       623.6        618.4        613.8         626.7
   Other assets                                           1,879.9      1,914.5      1,859.1       1,821.3
   Net investment in discontinued operations                  0.0          0.0          0.0           0.0
                                                         --------     --------     --------      --------
      Total Assets                                       $4,231.5     $4,396.2     $5,051.2      $4,540.6
                                                         ========     ========     ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Short-term borrowings                                 $  518.5     $  620.1     $  735.1      $   38.1
   Current portion of long-term liabilities                  32.6         62.6        244.9         210.1
   Accounts payable and accrued liabilities                 692.8        743.7      1,071.5       1,109.0
   Income taxes payable                                     176.1        182.5        197.0         239.8
                                                         --------     --------     --------      --------
      Total current liabilities                           1,420.0      1,608.9      2,248.5       1,597.0

   Long-term debt                                         1,226.8      1,191.1      1,021.1       1,020.9
   Other long-term liabilities                              179.4        189.3        171.4         184.2
   Stockholders' equity                                   1,405.3      1,406.9      1,610.2       1,738.5
                                                         --------     --------     --------      --------
      Total Liabilities and Stockholders' Equity         $4,231.5     $4,396.2     $5,051.2      $4,540.6
                                                         ========     ========     ========      ========